                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                  ALASKA COMMUNICATIONS SYSTEMS HOLDINGS, INC.

                               EXCHANGE OFFER FOR
                   $182,000,000 9-7/8% SENIOR NOTES DUE 2011

                                IN EXCHANGE FOR
                   $182,000,000 9-7/8% SENIOR NOTES DUE 2011
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
            PURSUANT TO THE PROSPECTUS DATED [              ], 2003

                             ---------------------

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
         NEW YORK CITY TIME, ON [            ], 2003, UNLESS EXTENDED.

                 To: The Bank of New York (as "Exchange Agent")

       BY MAIL OR BY OVERNIGHT COURIER:                             BY HAND:
             The Bank of New York                             The Bank of New York
          Corporate Trust Operations                       Corporate Trust Operations
              Reorganization Unit                              Reorganization Unit
         101 Barclay Street -- 7 East                     101 Barclay Street -- 7 East
              New York, NY 10286                               New York, NY 10286

             Attn.: [            ]                            Attn.: [            ]

          BY FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (212) 298-1915

                             CONFIRM BY TELEPHONE:
                                 (212) 815-2742

     Delivery of this instrument to an address other than as set forth above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery. You should read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

     The undersigned hereby acknowledges receipt of the Prospectus dated
          , 2003 (the "Prospectus") of Alaska Communications Systems Holdings, Inc. ("ACS") and this Letter of Transmittal, which together constitute ACS's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $182,000,000 of its 9-7/8% Senior Notes due 2011 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an equal principal amount of its outstanding 9-7/8% Senior Notes due 2011 (the "Old Notes"), in integral multiples of $1,000. The term
"Expiration Date" shall mean 5:00 p.m., New York City time, on [          ],
2003, unless ACS, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended.

     For each Old Note accepted for exchange, the Holder of such Old Note will receive an Exchange Note having a principal amount equal to that of the surrendered Old Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Old Notes exchanged therefor or, if no interest has been paid on such Old Notes, from August 26, 2003. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date on which interest has been paid or, if no interest has been paid, from August 26, 2003. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date which occurs on or after the consummation of the Exchange Offer.

     A Holder need not manually execute a Letter of Transmittal if the Holder tenders Old Notes in accordance with the procedures mandated by the Depository Trust Company's ("DTC") Automated Tender Offer Program ("ATOP"). To tender Old Notes in this manner, the electronic instructions sent to DTC and transmitted to the Exchange Agent must contain your acknowledgment of receipt of and your agreement to be bound by and to make all of the representations in the Letter of Transmittal. In all other cases, a Letter of Transmittal must be manually executed and delivered as described in this Letter of Transmittal.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------
                       DESCRIPTION OF 9 7/8% SENIOR NOTES DUE 2011 TENDERED HEREBY
---------------------------------------------------------------------------------------------------------
                                                            AGGREGATE
NAME(S) AND ADDRESS(ES) OF      CERTIFICATE OR           PRINCIPAL AMOUNT
   REGISTERED OWNER(S)           REGISTRATION              REPRESENTED              PRINCIPAL AMOUNT
     (PLEASE FILL IN)              NUMBERS*                BY OLD NOTES                TENDERED**
---------------------------------------------------------------------------------------------------------

                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------
                                     Total
---------------------------------------------------------------------------------------------------------
 * Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000 for Old
   Notes.
---------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used (i) if certificates for Old Notes are to be forwarded herewith or (ii) tender of Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The exchange offer -- Guaranteed delivery procedures." See Instruction
2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of ACS or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                       -----------------------------------------

    DTC Account Number
                            ----------------------------------------------------

    Transaction Code Number
                                 -----------------------------------------------
     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and this Letter of Transmittal and all other documents required hereby to the Exchange Agent or comply with the applicable procedures for book-entry transfer on or prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The exchange offer -- Guaranteed delivery procedures." See Instruction 2.

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
                                      ------------------------------------------

    Window Ticket Number (if any)
                                       -----------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
                                                            --------------------

    Name of Eligible Institution that Guaranteed Delivery
                                                            --------------------

    IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

    Name of Tendering Institution
                                       -----------------------------------------

    DTC Account Number
                            ----------------------------------------------------

    Transaction Code Number
                                 -----------------------------------------------

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name
              ------------------------------------------------------------------

    Address
                  --------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to ACS the aggregate principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, ACS all right, title and interest in and to such Old Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of ACS in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that when the same are accepted for exchange, ACS will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to ACS that (i) any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of its business; (ii) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes, and the undersigned has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes; (iii) the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act) of ACS;
(iv) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of these Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (v) if the undersigned is a broker-dealer, it did not purchase the Old Notes to be exchanged for the Exchange Notes from us in the initial offering of the Old Notes; and (vi) the undersigned is not acting on behalf of any person who could not truthfully and completely make the foregoing representations.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters to third parties, and that, subject to the following two sentences, the Exchange Notes issued in the exchange for Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by the Holders thereof without further compliance with the registration and prospectus delivery requirements of the Securities Act. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. Any Holder of Old Notes who is one of ACS's "affiliates" (as defined in Rule 405 under the Securities Act), who does not acquire the Exchange Notes in the ordinary course of business, who intends to distribute the Exchange Notes as part of the Exchange Offer, or who is a broker-dealer who purchased Old Notes from ACS in the initial offering of the Old Notes for resale pursuant to Rule 144A or any other available exemption under the Securities Act,
(1) will not be able to rely on the interpretations of the staff of the SEC, (2) will not be permitted to tender Old Notes in the Exchange Offer and (3) in the absence of any exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes.

     The undersigned also warrants that, upon request, it will execute and deliver any additional documents deemed by the Exchange Agent or ACS to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by DTC.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The exchange offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by ACS), as more particularly set forth in the Prospectus, ACS may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if an Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (defined in Instruction 2).

                         SPECIAL ISSUANCE INSTRUCTIONS

  To be completed ONLY if certificates for Old Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the undersigned.

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

DTC Account:

--------------------------------------------------------------------------------

Employer Identification or Social Security Number:

--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

                         SPECIAL DELIVERY INSTRUCTIONS

  To be completed ONLY if certificates for Old Notes not exchanged and/or the Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of 9 7/8% Senior Notes due 2011 Tendered Hereby."

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer Identification or Social Security Number:

--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

                  REGISTERED HOLDER(S) OF OLD NOTES SIGN HERE

               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)



X ------------------------------------------------------------------------------



X ------------------------------------------------------------------------------

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information (Please print or type:)





--------------------------------------------------------------------------------
                         NAME AND CAPACITY (FULL TITLE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ADDRESS (INCLUDING ZIP CODE)


--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)


--------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)


Dated: -------------------------, 2003

                              SIGNATURE GUARANTEE

                       (IF REQUIRED -- SEE INSTRUCTION 4)


--------------------------------------------------------------------------------
                        (SIGNATURE OF REPRESENTATIVE OF
                              SIGNATURE GUARANTOR)


--------------------------------------------------------------------------------
                                (NAME AND TITLE)


--------------------------------------------------------------------------------
                                 (NAME OF PLAN)


--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)


Dated: -------------------------, 2003

     THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED. Please provide your social security number or other taxpayer identification number ("TIN") and certify that you are not subject to backup withholding.

--------------------------------------------------------------------------------

                              SUBSTITUTE FORM W-9

              DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
                   PAYER'S REQUEST FOR TIN AND CERTIFICATION
 Name:

 ------------------------------------------------------------------------------

 Please check the appropriate box indicating your status:
 [ ] Individual/Sole proprietor  [ ] Corporation             [ ] Exempt from
 [ ] Partnership  [ ] Other................................. backup withholding

 ------------------------------------------------------------------------------
 Address (number, street, and apt. or suite no.)

 ------------------------------------------------------------------------------
 City, state, and ZIP code

 ------------------------------------------------------------------------------
 PART I  TIN

 PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE
 RIGHT. For most individuals, this is your social security
 number. If you do not have a number, see the enclosed
 Guidelines for Certification of Taxpayer Identification      ------------------------------------
 Number on Substitute Form W-9. If you are awaiting a TIN,           Social Security Number
 write "Applied For" in this Part I, complete the                              OR
 "Certificate Of Awaiting Taxpayer Identification Number"
 below and see "IMPORTANT TAX INFORMATION" below.             -------------------------------------
                                                                 Employer Identification Number

 PART II  CERTIFICATION
 Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

 (3) I am a U.S. person (including a U.S. resident alien).

 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

 The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
 ------------------------------------------------------------------------------

 SIGN
 HERE              Signature of
                   U.S. person (arrow)                  Date (arrow)
                   --------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS, AND PLEASE SEE "IMPORTANT TAX INFORMATION" BELOW.

        COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
                  INSTEAD OF A TIN ON THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 ------------------------------------------------------------------------------

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a number.
 ------------------------------------------------------------------------------

 SIGN
 HERE              Signature of
                   U.S. person (arrow)                  Date (arrow)
                   ------------------------------------------------------------------------------


                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of Old Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to expiration of the Exchange Offer (the "Expiration Date"). If Old Notes, the Letter of Transmittal or any other required documents are physically delivered to the Exchange Agent, the method of delivery is at the Holder's election and risk. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Rather than mail these items, it is recommended that Holders use an overnight or hand delivery service. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, Holders should allow sufficient time to assure delivery to the Exchange Agent before the Expiration Date. Holders may request their respective brokers, dealers, commercial banks, trust companies or other nominees to effect the above transactions for them.

     No conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof) or otherwise complying with the tender procedures set forth in the Prospectus, shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

     Delivery to an address other than as set forth herein, or transmission via a facsimile number other than the one set forth herein, will not constitute a valid delivery.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes, but whose Old Notes are not immediately available or who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent or comply with the procedures for book-entry transfer prior to the Expiration Date, may effect a tender if:

          (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the Old Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at DTC) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to comply with the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a relocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

     3. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal

Amount Tendered" in the box entitled "Description of 9 7/8% Senior Notes due 2011 Tendered Hereby." A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent or the holder must otherwise comply with the withdrawal procedures of DTC as described in the Prospectus. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC, to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) where certificates for Old Notes have been transmitted, specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, the withdrawing Holder must also submit (i) the serial numbers of the particular certificates to be withdrawn and (ii) a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless the withdrawing Holder is an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by ACS, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange for any reason will be returned to the Holder thereof without cost to such Holder. In the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC, those Old Notes will be credited to an account maintained with DTC, for Old Notes, as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates of the Old Notes without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security position listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, or any Old Notes, bond powers, certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by ACS, proper evidence satisfactory to ACS of their authority so to act must be submitted.

     5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address (or account at DTC) in which the Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Notes or deposited at such Holder's account at DTC, as applicable.

     6. TRANSFER TAXES. ACS will pay all transfer taxes, if any, applicable to the exchange of Old Notes under the Exchange Offer. If, however, transfer taxes arise because the Exchange Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes under the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. ACS reserves the right, in its sole discretion, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, questions and requests for assistance, as well as requests for additional copies of the Prospectus, this Letter of Transmittal, the notice of guaranteed delivery or the notice of withdrawal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the following address or telephone number:
Alaska Communications Systems Holdings, Inc., 600 Telephone Avenue, Anchorage, Alaska 99503 USA, Attention: Kevin P. Hemenway, telephone number (907) 297-3000.

     10. VALIDITY AND FORM. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by ACS in its sole discretion, which determination will be final and binding. ACS reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes ACS's acceptance of which would, in the opinion of counsel for ACS, be unlawful. ACS also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. ACS's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as ACS shall determine. Although ACS intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither ACS, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

                           IMPORTANT TAX INFORMATION

     A Holder tendering Old Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. In general, if such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a penalty imposed by the IRS. In addition, payments that are made to such Holder with respect to tendered Old Notes may be subject to backup withholding.

     Certain Holders (including, among others, all domestic corporations) are exempt from these backup withholding and reporting requirements. Non-United States Holders must submit a properly completed IRS Form W-8BEN or similar form to avoid backup withholding on payments made to them. IRS Form W-8BEN or such similar form may be obtained by contacting the exchange agent at one of the addresses on the face of this Letter of Transmittal.

     If backup withholding applies, the Exchange Agent is required to withhold 28% of payments made to the Holder. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

     PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on payments that are made to a Holder, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that (i) the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) the Holder is exempt from backup withholding, or such Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends or the IRS has notified such Holder that he or she is no longer subject to backup withholding, and (iii) the Holder is a U.S. person (including a U.S. resident alien).

     WHAT NUMBER TO GIVE THE EXCHANGE AGENT. Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Old Notes are in more than one name or are not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and the instructions on IRS Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN by the time of payment, the Exchange Agent will withhold 28% of all payments made until a TIN is provided to the Exchange Agent.

     IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with Old Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.